Exhibit 99.1

Third-Quarter 2018 Earnings Call October 17, 2018

Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally, including political developments that may impact our operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; competitive pressures on pricing and on demand; demand for transportation in the markets in which we operate; our capacity decisions and the capacity decisions of our competitors; the effects of any hostilities, act of war or terrorist attack; the effects of any technology failures or cybersecurity breaches; the impact of regulatory, investigative and legal proceedings and legal compliance risks; disruptions to our regional network; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of our aircraft orders; potential reputational or other impact from adverse events in our operations, the operations of our regional carriers or the operations of our code share partners; our ability to attract and retain customers; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; the impact of any management changes; our ability to cost-effectively hedge against increases in the price of aircraft fuel if we decide to do so; any potential realized or unrealized gains or losses related to any fuel or currency hedging programs; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; an outbreak of a disease that affects travel demand or travel behavior; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements and environmental regulations); industry consolidation or changes in airline alliances; our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; the costs and availability of aviation and other insurance; weather conditions; our ability to utilize our net operating losses to offset future taxable income; the impact of changes in tax laws; the success of our investments in airlines in other parts of the world; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission. Safe Harbor Statement

Opening Remarks Oscar Munoz Chief Executive Officer

Strong year-over-year earnings per share led by 11% total revenue growth Reported pre-tax earnings of $1.1B with a pre-tax margin of 9.6% Reported adjusted pre-tax earnings1 of $1.1B with an adjusted pre-tax margin1 of 9.7% Served record number of passengers in quarter Recaptured ~100% of the year-over-year increase in fuel expense in the quarter 1 Excludes special charges, the mark-to-market impact of equity investments and imputed interest on certain capitalized leases. For a GAAP to non-GAAP reconciliation, see Appendix A 3Q17 36% 3Q18 Earnings Per Share As adjusted1 GAAP $3.06 $2.15 $3.06 $2.25

Raised full-year 2018 adjusted EPS guidance a third time in 2018 to $8.00-$8.75 Currently expect to recover approximately 90% of the year-over-year increase in fuel costs in 2018 Incremental full-year 2018 fuel headwind versus January guidance currently expected to be $700M Commercial initiatives and asset utilization expected to contribute to improved results Plan to continue to grow at a pace that maximizes profitability $8.00- $8.75 2020E2 July Guidance 2018E $11.00 - $13.00 2018E1 12% $7.25 - $8.75 April Guidance 2018E $7.00 - $8.50 January Guidance 2018E $6.50 - $8.50 Target adjusted earnings per share, diluted 1 Excludes special charges and the mark-to-market impact of equity investments, the nature of which are not determinable at this time, and imputed interest on certain capitalized leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis. 2 Excludes special charges and the mark-to-market impact of equity investments, the nature of which are not determinable at this time. Accordingly, UAL is not providing earnings guidance on a GAAP basis.

Operations and Revenue Update Scott Kirby President

Best in class operations and improved customer service drove record 3Q passengers flown and revenue 3Q18 Passengers Flown (millions) 9% 2018 2017 2016 YTD181 D:002 WN 49.3% AA 64.9% DL 69.1% UA 69.6% 1Year-to-date through September 30, 2018 2 Consolidated system flights Source: masFlight 11% 2018 $11.0 2017 $9.9 2016 $9.9 3Q18 Total Revenue (billions) 42.9 39.3 38.7

Our growth plan is working Healthy close-in yields and leisure demand Strong premium cabin performance International PRASM +4.5% Domestic PRASM +6.7% Mid-Continent Hubs1 Rest of System PRASM Capacity 3Q18 System Metrics Year-over-year H/(L) 1 Includes DEN, IAH and ORD flying 9.7% 2.3% 6.8% 5.6%

Progress towards adjusted earnings per share1 target of $11-$13 in 2020 Delivered top-tier operational performance Achieved common metal under the Flight Attendant Joint Collective Bargaining Agreement Focused on meeting or exceeding our short and long-term financial targets Expect to return to margin growth in 2019 1 Excludes special charges and mark-to-market impact of equity investments, the nature of which are not determinable at this time. Accordingly, UAL is not providing earnings guidance on a GAAP basis.

Commercial Update Andrew Nocella Executive Vice President and Chief Commercial Officer

Geographic region overview – consolidated PRASM up 6.1% year-over-year Domestic Latin Pacific Atlantic 1 Based on capacity from 4Q17-3Q18 We expect fourth-quarter year-over-year consolidated PRASM to be up 3.0% to 5.0% % ASMs1 3Q18 YOY PRASM H/(L) Notes 56% 6.7% Strong close-in yields 18% 7.1% Led by front-cabin demand 16% 5.3% China recovery continues 10% (3.4%) Cancun, Argentina and Brazil under pressure

Polaris Network Loyalty Commercial initiatives continue to deliver results New United Explorer Visa card launched in June 2018 Pace of second-half card acquisitions trending well ahead of first half 2018 Seat rollout continues on one widebody aircraft every 10 days, on average Los Angeles Polaris Lounge scheduled to open during the fourth quarter of this year Optimized Newark and Dulles schedules for local and connecting passengers Denver rebank scheduled for February 2019 Segmentation Growing footprint of Basic Economy Premium Plus-equipped aircraft expected to reach critical mass in early 2019

Financial Update Gerry Laderman Executive Vice President and Chief Financial Officer

Third-quarter 2018 diluted earnings per share up 42% year-over-year 1 Includes non-fuel operating expense and non-operating expense $M 3Q18 3Q17 H/(L) Total revenue $11,003 $9,899 11.2% Fuel expense $2,572 $1,809 42.2% Non-fuel expense1 $7,370 $7,097 3.8% Pre-tax earnings $1,061 $993 6.8% Net income $836 $645 29.6% Diluted earnings per share $3.06 $2.15 42.3% Weighted average shares, diluted 273.6 300.6 (9.0%) Pre-tax margin 9.6% 10.0% (0.4) pts.

Third-quarter 2018 adjusted diluted earnings per share up 36% year-over-year Note: For a GAAP to non-GAAP reconciliation, see Appendix A 1 Includes non-fuel operating expense and non-operating expense 2 Excludes special charges, the mark-to-market impact of equity investments and imputed interest on certain capitalized leases. $M 3Q18 3Q17 H/(L) Total revenue $11,003 $9,899 11.2% Fuel expense $2,572 $1,809 42.2% Adjusted non-fuel expense1,2 $7,369 $7,047 4.6% Adjusted pre-tax earnings2 $1,062 $1,043 1.8% Adjusted net income2 $837 $677 23.6% Adjusted diluted earnings per share2 $3.06 $2.25 36.0% Weighted average shares, diluted 273.6 300.6 (9.0%) Adjusted pre-tax margin2 9.7% 10.5% (0.8) pts.

Total CASM increased 6.4% in the third quarter of 2018 Total CASM Year-over-year H/(L) FY18E1 ~5.3% 3Q18 4Q18E1 2Q18 1Q18 ~5.7% 1 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty 6.4% 7.1% 4.3%

Non-fuel CASM decreased 0.4% in the third quarter of 2018 4Q18E2 3Q18 (0.4%) (1.0%) – flat 1 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A 2 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty Increased distribution expense driven by higher revenue Incremental pilot training 4Q18 Expected Cost Headwinds Expect full-year 2018 non-fuel CASM1 to be better than flat Non-fuel CASM1 Year-over-year H/(L)

Capital allocation and fleet update Capital Allocation Repurchased $34M worth of shares in quarter Year-to-date through 3Q18, repurchased ~$1B worth of shares at average price of $68.16 ~$2.0B in repurchase authority remaining Fleet Update Took delivery of two used Boeing 767-300ER and one Boeing 737 MAX 9 aircraft Placed orders for 13 new Boeing 787-9 aircraft, with scheduled deliveries starting in 2020, and 25 Embraer E-175 aircraft scheduled for delivery in 2019 Purchased seven aircraft off lease that are currently in the fleet

Fourth-quarter 2018 guidance summary 4Q18 Capacity 5.0% - 6.0% PRASM 3.0% - 5.0% CASM ex1,2 (1.0)% - flat Fuel price3 $2.41 - $2.46 Adjusted pre-tax margin4 5.0% - 7.0% 1 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A 2 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty 3 Fuel price including taxes and fees. This price per gallon corresponds to fuel expense as reported in the Statements of Consolidated Operations 4 Excludes special charges and mark-to-market impact of equity investments, the nature of which are not determinable at this time, and imputed interest on certain capitalized leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis.

Full-year 2018 guidance summary

	FY18 January Guidance	FY18 April Guidance	FY18 July Guidance	FY18 Update
Capacity	4.0% - 6.0%	4.5% - 5.5%	4.5% - 5.0%	~4.9%
CASM ex[1,2]	(1.0%) - flat	(1.0%) - flat	(1.0%) - flat	(0.3%) – (0.1%)
Fuel price[3]	~$2.11	$2.11- $2.18	$2.21 - $2.26	$2.26 - $2.31
Adjusted Capex[4]	$3.6B - $3.8B	$3.6B - $3.8B	$3.6B - $3.8B	$3.6B - $3.8B
Adjusted EPS, diluted[5]	$6.50 - $8.50	$7.00 - $8.50	$7.25 - $8.75	$8.00 - $8.75

[1] Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A

[2] While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty

[3] Fuel price including taxes and fees. This price per gallon corresponds to fuel expense as reported in the Statements of Consolidated Operations

[4] Excludes non-cash capital expenditures and fully reimbursable projects, the amount and timing of which are not determinable at this time. Accordingly, the Company is not providing capital expenditure guidance on a GAAP basis

[5] Excludes special charges and mark-to-market impact of equity investments, the nature of which are not determinable at this time, and imputed interest on certain capitalized leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis.

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Question & Answer Session

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Appendix A: reconciliation of GAAP to Non-GAAP financial measures UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including adjusted pre-tax income (loss), adjusted pre-tax margin, adjusted diluted earnings (loss) per share, adjusted non-fuel expense, adjusted net income (loss) and CASM, excluding special charges, third-party business expenses, fuel, and profit sharing, among others. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL’s ongoing performance. UAL believes that adjusting for MTM gains and losses on equity investments is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. UAL believes that adjusting for interest expense related to capital leases of Embraer ERJ 145 aircraft is useful to investors because of the accelerated recognition of interest expense. For additional information related to special charges, see the press release issued by UAL, dated October 16, 2018, and filed on that date with the U.S. Securities and Exchange Commission as an exhibit to UAL’s Form 8-K. Reconciliations of reported non-GAAP financial measures to the most directly comparable GAAP financial measures are included below. (in millions, except pre-tax margin and diluted earnings per share) Three Months Ended September 30, Adjusted Pre-tax Income 2018 2017 Pre-tax income (GAAP) $1,061 $993 Adjusted to exclude: Special charges 17 50 MTM gains on equity investments (29) - Interest expense on ERJ 145 capital leases 13 - Adjusted pre-tax income (Non-GAAP) $1,062 $1,043 Adjusted Pre-tax Margin Total operating revenue $11,003 $9,899 Pre-tax margin (GAAP) 9.6% 10.0% Adjusted pre-tax margin (Non-GAAP) 9.7% 10.5% Adjusted Diluted Earnings Per Share Diluted earnings per share (GAAP) $3.06 $2.15 Adjusted to exclude: Special charges 0.06 0.16 MTM gains on equity investments (0.11) - Interest expense on ERJ 145 capital leases 0.05 - Income tax benefit related to adjustments - (0.06) Adjusted diluted earnings per share (Non-GAAP) $3.06 $2.25 Weighted average shares, diluted 273.6 300.6

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) (in millions) Three Months Ended September 30, Adjusted Non-Fuel Expense 2018 2017 Operating expenses (GAAP) $9,800 $8,761 Less: Aircraft fuel (2,572) (1,809) Add: Total nonoperating expense 142 145 Non-fuel expense 7,370 7,097 Adjusted to exclude: Special charges 17 50 MTM gains on equity investments (29) - Interest expense on ERJ 145 capital leases 13 - Adjusted non-fuel expense (Non-GAAP) $7,369 $7,047 Adjusted Net Income Net Income (GAAP) $836 $645 Adjusted to exclude: Special charges 17 50 MTM gains on equity investments (29) - Interest expense on ERJ 145 capital leases 13 - Income tax benefit related to adjustments - (18) Adjusted Net Income (Non-GAAP) $837 $677

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. UAL reports CASM excluding special charges, third-party business expenses, fuel and profit sharing. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL's ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties and fuel sales, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.

(¢/ASM, except percentage change)	Three Months Ended September 30,		% Increase/ (Decrease)
Consolidated CASM excluding special charges, third-party business expenses, fuel and profit sharing	2018	2017	
Cost per available seat mile (CASM) (GAAP)	13.30	12.50	6.4
Special charges (a)	0.02	0.07	NM
Third-party business expenses	0.04	0.04	-
Fuel expense	3.49	2.58	35.3
Profit sharing, including taxes	0.17	0.19	(10.5)
CASM, excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	9.58	9.62	(0.4)

Consolidated CASM excluding special charges, third-party business expenses, fuel and profit sharing	Estimated 4Q 2018			4Q 2017
Consolidated CASM excluding special charges (b) (Non-GAAP)	13.85	-	14.16	13.30
Third-party business expenses	0.04	-	0.05	0.06
Fuel expense (c)	3.57	-	3.71	2.88
Profit sharing	0.05	-	0.11	0.07
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	10.19	-	10.29	10.29

	Estimated FY 2018			FY 2017
Consolidated CASM excluding special charges (b) (Non-GAAP)	13.63	-	13.72	13.05
Third-party business expenses	0.04	-	0.05	0.07
Fuel expense (c)	3.41	-	3.45	2.64
Profit sharing	0.10	-	0.12	0.13
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	10.08	-	10.10	10.11

(a) Special charges include the impact of certain primarily non-cash impairment, severance and other similar accounting charges.
(b) Excludes special charges. While the Company anticipates that it will record such special charges throughout the year in 2018, at this time the Company is unable to provide an estimate of these charges with reasonable certainty.
(c) Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond the Company's control.

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